Exhibit 10.2
Affirmation of Liens and Guaranties
     This Affirmation of Liens and Guaranties, dated as of July 06, 2006 (this “Affirmation”), is entered into among Affiliated Computer Services, Inc. (the “Company”), the other guarantors listed on the signature pages hereof (collectively, the “Guarantors”), and Citicorp USA, Inc., as Administrative Agent for the Lenders and the Issuers under the Credit Agreement referred to below. Capitalized terms used herein, but not otherwise defined, have the meanings ascribed to such terms in the Credit Agreement, as amended, including by Amendment No. 2 to the Credit Agreement dated as of July 06, 2006 (“Amendment No. 2”).
W i t n e s s e t h:
     Whereas, the Company and the other Borrowers, the Administrative Agent and the Lenders and Issuers party thereto from time to time entered into that certain Credit Agreement, dated as of March 20, 2006 (as amended, including by Amendment No. 2, the “Credit Agreement”);
     Whereas, in connection with the Credit Agreement, the Borrowers and Guarantors entered into (i) the Pledge and Security Agreement, dated as of March 20, 2006 (the “Security Agreement”), (ii) the Guaranty, dated as of March 20, 2006 (the “Guaranty”), and (iii) the other Collateral Documents in support of the Borrowers’ obligations under the Credit Agreement and the Guarantors’ obligations under the Guaranty;
     Whereas, in connection with the Company’s request, on behalf of the Term Loan Borrowers, of a Securities Repurchase Increase pursuant to Section 2.1(d) of the Credit Agreement, the Company and the other Borrowers entered into Amendment No. 2;
     Whereas, as of the date hereof, each of the Borrowers and the Guarantors hereby reaffirms each of the Loan Documents and the Liens and Guaranties granted and made in favor of the Administrative Agent on behalf of the Lenders and the Issuers;
     Now, Therefore, in consideration of the above premises, the Borrowers, the Guarantors and the Administrative Agent agree as follows:
Section 1. Affirmation of Loan Documents
     Each of the Borrowers and the Guarantors hereby consents to the consummation of Amendment No. 2, including the Borrowing of any First Securities Repurchase Increase Loan, the execution, delivery and performance of this Affirmation and the other Loan Documents (if any) to be executed in connection therewith, including Amendment No. 2, and hereby acknowledges and agrees that on and after the Amendment No. 2 Effective Date, all of its obligations under the applicable Loan Documents are reaffirmed and will remain and continue in full force and effect.
Section 2. Affirmation of Liens and Guaranties
     As of the Amendment No. 2 Effective Date, each of the Borrowers and the Guarantors reaffirms the Liens and Guaranties granted to the Administrative Agent for the benefit of the Lenders and the Issuers, as applicable, under the Guaranty, the Security Agreement and the other Collateral Documents, which Liens and Guaranties shall continue in full force and effect during the term of the Credit Agreement and any amendments, amendments and restatements, renewals or extensions or other modifications thereof and shall continue to secure the Secured Obligations of the Borrowers and the Guarantors. For the avoidance of doubt, the Borrowers and the Guarantors hereby confirm the grant of a security interest in the Collateral as and to the extent set forth in the Security Agreement and the other Collateral Documents.
Section 3. Miscellaneous
     3.1 This Affirmation may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.
     3.2 This Affirmation and all amendments herein shall be limited as written and shall not constitute a consent to any other amendment or waiver, whether or not similar and, except as expressly provided herein or in any other Loan Document, all terms and conditions of the Loan Documents remain in full force and effect unless otherwise specifically amended in any Loan Document.
     3.3 This Affirmation shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
Guarantors:
Affiliated Computer Services, Inc.,
ACS Application Management Services, Inc.
ACS BRC Holdings, Inc.,
ACS Business Resources Corporation,
ACS Business Services, LLC,
ACS Commercial Solutions, Inc.,
ACS Consultant Company, Inc.,
ACS Consultant Holdings Corporation,
ACS Defense, LLC,
ACS/ECG Holdings, LLC,
ACS EDI Gateway, Inc.,
ACS Education Services, Inc.,
ACS Education Solutions, LLC,
ACS Enterprise Solutions, Inc.,
ACS Federal Healthcare, LLC.,
ACS Global, Inc.,
ACS Government Systems, Inc.,
ACS Health Care, Inc.,
ACS Heritage, Inc.,
ACS HR Solutions, LLC,
ACS Human Resources Solutions, Inc.,
ACS Human Services, LLC,
ACS Image Solutions, Inc.,
ACS Lending, Inc.,
ACS Middle East, Inc.,
ACS Outsourcing Solutions, Inc.,
ACS Print and Mail Services, Inc.,
ACS State & Local Solutions, Inc.,
ACS State Healthcare, LLC,
ACS TradeOne Marketing, Inc.,
ACS Transport Solutions, Inc.,
Agilera, Inc.,
Agilera Messaging, Inc.,
Concera Corporation,
Digital Information Systems Company, L.L.C.,
etravelexperts, LLC,
as Grantors

By:	/s/ William L. Deckelman, Jr.

Name: William L. Deckelman, Jr. Title: Secretary
[signature page to affirmation of liens and guaranties]

Government Records Services, Inc.,
Health Technology Acquisition Company,
Intellinex, LLC,
LiveBridge, Inc.,
MidasPlus, Inc.,
Newspaper Services Holding, Inc.,
Outsourced Administrative Systems, Inc.,
Patient Accounting Service Center LLC,
Superior Venture Partner, Inc.,
Tenacity Manufacturing Company, Inc.,
The National Abandoned Property
    Processing Corporation,
Title Records Corporation,
Transaction Processing Specialists, Inc.,
Truckload Management Services, Inc.,
Wagers & Associates, Inc.,
as Grantors

By:	/s/ William L. Deckelman, Jr.
Name: William L. Deckelman, Jr. Title: Secretary

ACS IT Solutions, LP, as Grantor

By:	ACS Business Services, LLC, as General Partner

	By:	/s/ William L. Deckelman, Jr.

Name: William L. Deckelman, Jr. Title: Secretary

ACS Marketing, L.P., as Grantor

By:	Affiliated Computer Services, Inc. as General Partner

	By:	/s/ William L. Deckelman, Jr.

Name: William L. Deckelman, Jr. Title: Secretary

ACS Properties, Inc., as Grantor

By:	/s/ Richard G. Kitchen

Name: Richard G. Kitchen Title: President

ACS Protection Services, Inc., as Grantor

By:	/s/ Robert Sanders

Name: Robert Sanders Title: President and Secretary

ACS REBGM, Inc., ACS Securities Services, Inc., as Grantors

By:	/s/ Van K. Johnson

Name: Van Johnson Title: Senior Vice President-Licensing

Buck Consultants, LLC, as Grantor

By:	/s/ Thomas A. Fessler

Name: Thomas A. Fessler Title: Secretary

Citicorp USA, Inc., as Administrative Agent and as First Securities Repurchase Increase Lender

By:	/s/ David Wirdnam

Name: David Wirdnam Title: Director and Vice President